Vanguard Variable Insurance Funds Money Market Portfolio
Supplement Dated December 10, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Change in Strategy and Designation
The board of trustees (the “Board”) of Vanguard Variable Insurance Funds Money Market Portfolio (the “Fund”) has approved changes to the Fund’s investment strategy and a change in the Fund’s designation to a “government” money market fund. These changes will be effective on or about January 20, 2021.
The Fund is currently designated as a “retail” money market fund. The Fund invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities, including securities issued by the U.S. government or its agencies and instrumentalities. The Fund invests more than 25% of its assets in the financial services industry.
The Board has determined that it is in the best interests of the Fund and its shareholders to change the Fund’s designation to a “government” money market fund. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, a government money market fund is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities and/or cash (“government securities”).
Accordingly, effective on or about January 20, 2021, the Fund will invest at least 99.5% of its total assets in government securities. The Fund will continue to invest more than 25% of its assets in the financial services industry (i.e., issuers principally engaged in providing financial services to consumers and industry), which includes securities issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Banks. Currently, the Fund has no limit on its ability to invest in government securities, and will continue to increase such investments prior to changing its designation to a government money market fund.
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Vanguard Marketing Corporation, Distributor.PS 104C 122020